Exhibit 10.22
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 29, 2004, by and among:
A.	EQUITY BROADCASTING CORPORATION, an Arkansas corporation, ARKANSAS 49, INC., an Arkansas corporation, BORGER BROADCASTING, INC., a Nevada corporation, DENVER BROADCASTING, INC., an Arkansas corporation, EBC HARRISON, INC., an Arkansas corporation, EBC PANAMA CITY, INC., an Arkansas corporation, EBC POCATELLO, INC., a Nevada corporation, EBC SCOTTSBLUFF, INC., an Arkansas corporation, EBC ST. LOUIS, INC., an Arkansas corporation, FORT SMITH 46, INC., a Nevada corporation, HISPANIC NEWS NETWORK, INC., an Arkansas corporation, LA GRANDE BROADCASTING, INC., an Arkansas corporation, LOGAN 12, INC. an Arkansas corporation, MARQUETTE BROADCASTING, INC., a Nevada corporation, MONTGOMERY 22, INC., an Arkansas corporation, NEVADA CHANNEL 3, INC., an Arkansas corporation, NEWMONT BROADCASTING CORPORATION, an Arkansas corporation, PRICE BROADCASTING, INC., a Nevada corporation, PULLMAN BROADCASTING INC., an Arkansas corporation, REP PLUS, INC., an Arkansas corporation, RIVER CITY BROADCASTING, INC., an Arkansas corporation, ROSEBURG BROADCASTING, INC., a Nevada corporation, SHAWNEE BROADCASTING, INC., an Arkansas corporation, TV 34, INC., an Arkansas corporation, VERNAL BROADCASTING, INC., a Nevada corporation, WOODWARD BROADCASTING, INC., a Nevada corporation, WYOMING CHANNEL 2, INC., a Nevada corporation, EBC MINNEAPOLIS, INC., an Arkansas corporation, EBC DETROIT, INC., an Arkansas corporation, and EBC BUFFALO, INC., an Arkansas corporation (together, “Borrowers”);

B.	SPCP GROUP LLC, a Delaware limited liability company, SPCP GROUP III LLC, a Delaware limited liability company, and WELLS FARGO FOOTHILL, INC., a California corporation, as lenders (together, “Lenders”);

C.	SILVER POINT FINANCE, LLC, as Administrative Agent and Documentation Agent for the Lenders (in such capacities, “Administrative Agent”); and

D.	WELLS FARGO FOOTHILL, INC., as Collateral Agent for the Lenders (in such capacity, “Collateral Agent”).
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT-Page 1

RECITALS
     A. Borrowers, Lenders, Administrative Agent and Collateral Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of June 29, 2004 (the “Credit Agreement”). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.
     B. Borrowers and Lenders desire and are willing to amend certain provisions of the Credit Agreement as set forth below.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     (a) Effective as of the date of this Amendment, the definition of “Monthly Payment Date” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          “Monthly Payment Date: the first day of each calendar month.”
     (b) Effective as of the date of this Amendment, the words “Business Day” are hereby deleted from the third line of the first sentence of Section 2.02 (d) of the Credit Agreement and replaced with the word “day”.
     2. Representations, Warranties and Additional Agreements of the Borrower. Each Borrower hereby represents and warrants to, and agrees with, Lenders, Administrative Agent, and Collateral Agent as set forth below.
     (a) Each representation and warranty set forth in Article IV of the Credit Agreement is hereby restated and affirmed as true and correct as of the date hereof (except to the extent that any such representations or warranties relate to an earlier specific date or dates).
     (b) The execution and delivery of, and performance by Borrowers of their obligations under this Amendment will not violate any provision of law (including without limitation the Communications Act of 1934, as amended, and all other rules, regulations, administrative orders and policies of the Specified Authorities), any order, judgment or decree of any court or other agency of government, or any indenture, agreement or other instrument to which a Borrower is a party, or by which a Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or except as may be permitted under the Credit Agreement, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrowers pursuant to, any such indenture, agreement or instrument.
     (c) Borrowers have delivered to Lenders, Administrative Agent, and Collateral Agent true and complete copies of all such corporate and other resolutions, if any, as were necessary to authorize the execution, delivery and performance of this Amendment and the transactions
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT-Page 2

contemplated therein by Borrowers, each certified by the appropriate secretary or other officer. Each of this Amendment and the Security Documents constitutes the valid and binding obligations of Borrowers and their Affiliates, as applicable, enforceable against such parties in accordance with its terms, subject, however to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.
     (d) No Borrower is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment and the transactions contemplated hereby, except any such which have been obtained or made.
     (e) As of the date hereof and after giving effect to this Amendment, no Event of Default or condition or event which would, with notice or the lapse of time or both, result in an Event of Default has occurred and is continuing.
     3. No Further Amendments. Except for the modifications specifically set forth in this Amendment and any amendments to the other Loan Documents executed in connection herewith, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.
     4. Confirmation of Security. All Security Documents heretofore executed by Borrowers shall remain in full force and effect and, by Borrowers’ signature hereto, such Security Documents are hereby ratified and affirmed.
     5. Miscellaneous.
     (a) Borrowers agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs, expenses and fees incurred by Lenders, Administrative Agent, and Collateral Agent in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable costs and fees of Lenders’, Administrative Agent’s, and Collateral Agent’s legal counsel, and all reasonable costs and expenses incurred by Lenders, Administrative Agent, and Collateral Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document.
     (b) This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in said State.
     (c) This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.
*Signature Pages Follow*
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT-Page 3

     IN WITNESS WHEREOF, Lenders, Administrative Agent, Collateral Agent, and Borrowers have caused this Amendment to be duly executed as a sealed instrument all as of the day and year first above written.

BORROWERS:

EQUITY BROADCASTING CORPORATION
ARKANSAS 49, INC.
BORGER BROADCASTING, INC.
DENVER BROADCASTING, INC.
EBC HARRISON, INC.
EBC PANAMA CITY, INC.
EBC POCATELLO, INC.
EBC SCOTTSBLUFF, INC.
EBC ST. LOUIS, INC.
FORT SMITH 46, INC.
HISPANIC NEWS NETWORK, INC.
LA GRANDE BROADCASTING, INC.
LOGAN 12, INC.
MARQUETTE BROADCASTING, INC.
MONTGOMERY 22, INC.
NEVADA CHANNEL 3, INC.
NEWMONT BROADCASTING
CORPORATION
PRICE BROADCASTING, INC.
PULLMAN BROADCASTING INC.
REP PLUS, INC.
RIVER CITY BROADCASTING, INC.
ROSEBURG BROADCASTING, INC.
SHAWNEE BROADCASTING, INC.
TV 34, INC.
VERNAL BROADCASTING, INC.
WOODWARD BROADCASTING, INC.
WYOMING CHANNEL 2, INC.
EBC MINNEAPOLIS, INC.
EBC DETROIT, INC.
EBC BUFFALO, INC.

By:	/s/ James H. Hearnsberger

Name: James H. Hearnsberger
Title: Vice President of each
FIRST AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT-Signature Page 1

LENDERS:

SPCP GROUP, LLC

By:	/s/ Thomas J. Steiglehner

Name: Thomas J. Steiglehner
Title: Authorized Signatory

SPCP GROUP III LLC

By:	/s/ Edward A. Mule

Name: Edward A. Mule
Title: Authorized Signatory

WELLS FARGO FOOTHILL, INC., as a Lender and as Collateral Agent

By:	/s/ James K. Downey

Name: James K. Downey
Title: Vice President

SILVER POINT FINANCE, LLC, as Administrative Agent and Documentation Agent

By:	/s/ Thomas J. Steiglehner

Name: Thomas J. Steiglehner
Title: Authorized Signatory
FIRST AMENDMENT TO SECOND AMENDED AND
RESTATED CREDIT AGREEMENT-Signature Page 2